EXHIBIT 24.1

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                            ARTHUR ANDERSEN LLP


                                                        EXHIBIT 24.1


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 7, 1997 included in Vertex Industries, Inc. Form 10-K for the year ended July 31, 1997 and to all references to our Firm included in this registration statement.



                                        S/Arthur Andersen LLP
                                        Arthur Andersen LLP



July 6, 1998
Roseland, New Jersey

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